                                                                     Exhibit 5.2



                           [TOLL BROTHERS LETTERHEAD]







                                November 4, 2003



Toll Brothers, Inc.
Toll Brothers Finance Corp.
3103 Philmont Avenue
Huntingdon Valley, PA 19006

       Re:   Registration Statement on Form S-4
             ----------------------------------

Ladies and Gentlemen:


         I am General Counsel to Toll Brothers, Inc., a Delaware corporation (the "Company"). In connection with the registration by Toll Brothers Finance Corp., a Delaware corporation (the "Issuer"), of $250,000,000 in aggregate principal amount of 5.95% Senior Notes due 2013 (the "Exchange Notes") and the registration by the subsidiaries of the Company listed on Schedule I hereto (the "Guarantors"), of guarantees with respect to the Exchange Notes (the "Exchange Guarantees") on a Form S-4 registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), you have requested my opinion with respect to the matters set forth below. The Exchange Notes and the Exchange Guarantees will be issued pursuant to an indenture, dated as of November 22, 2002 by and among the Company, the Issuer, the Guarantors and Bank One Trust Company, N.A., as trustee (as supplemented or amended, as the case may be, by the Authorizing Resolutions attached as Exhibit A to the Joint Action of Persons Authorized to Act on Behalf of Each of Toll Brothers Finance Corp., Toll Brothers, Inc. and Each of the Entities Listed on Schedule I thereto dated as of September 3, 2003, and as further supplemented by the First Supplemental Indenture dated May 1, 2003 by and among the parties listed on Schedule A thereto and Bank One Trust Company, N.A. and the Second Supplemental Indenture dated November 3, 2003 by and among the parties listed on Schedule A thereto and Bank One Trust Company, N.A., the "Indenture"). Capitalized terms used herein without definition have the meanings given to them in the Indenture, a copy of which will be filed as an exhibit to the Registration Statement.


         In my capacity as General Counsel in connection with the preparation and filing of the Registration Statement, I am familiar with the proceedings taken and proposed to be taken by the Company, the Issuer and the Guarantors in connection with the authorization and issuance of the Exchange Notes and the Exchange Guarantees, and for purposes of this opinion, I have assumed such proceedings will be timely completed in the manner presently proposed and the terms of such issuance will otherwise be in compliance with law.

Toll Brothers, Inc.
Toll Brothers Finance Corp.
November 4, 2003
Page 2




         As such counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed herein. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

         Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof, the Exchange Guarantees, when (i) the Exchange Notes have been authenticated by the Trustee and executed and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement and the Indenture upon the exchange and (ii) the Exchange Guarantees have been authenticated by the Trustee and executed and delivered by the Guarantors in accordance with the terms of the Registration Rights Agreement and the Indenture, will constitute legally valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

         I consent to your filing this opinion as an exhibit to the Registration Statement and the use of my name under the heading "Legal Matters" in the prospectus included therein. In giving this consent, I do not hereby admit that I come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations thereunder.

                                             Very truly yours,

                                             Kenneth J. Gary
                                             General Counsel

                                         SCHEDULE I

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll Holdings, Inc.                                Delaware                  23-2569047

Amwell Chase, Inc.                                 Delaware                  23-2551304

Brentwood Investments I, Inc                       Tennessee                 04-3602308

Bunker Hill Estates, Inc.                          Delaware                  23-2535037

Chesterbrooke, Inc.                                Delaware                  23-2485513

Connecticut Land Corp.                             Delaware                  23-2533514

Daylesford Development Corp.                       Delaware                  23-2511943

Eastern States Engineering, Inc.                   Delaware                  23-2432981

Edmunds-Toll Construction Company                  Arizona                   23-2832024

Fairway Valley, Inc.                               Delaware                  23-2432976

First Brandywine Finance Corp.                     Delaware                  23-2737486

First Brandywine Investment Corp. II               Delaware                  23-2731790

First Brandywine Investment Corp. III              Delaware                  23-2820213

First Brandywine Investment Corp. IV               Delaware                  61-1443340

First Huntingdon Finance Corp.                     Delaware                  23-2485787

Franklin Farms G.P., Inc.                          Delaware                  23-2486303

Frenchman's Reserve Country Club, Inc.             Florida                   56-2290261

HQZ Acquisitions, Inc.                             Michigan                  38-3149633

MA Limited Land Corporation                        Delaware                  23-2523560

Maple Point, Inc.                                  Delaware                  23-2551803

Maryland Limited Land Corporation                  Delaware                  23-2499816

Mizner County Club, Inc.                           Florida                   23-2970622

Mountain View Country Club, Inc.                   California                05-0567717

Polekoff Farm, Inc.                                Pennsylvania              23-2417142

Silverman Development Company, Inc.                Michigan                  38-3180742

SH Homes Corporation                               Michigan                  38-3392296

SI Investment Corporation                          Michigan                  38-3298884

Springfield Chase, Inc.                            Delaware                  23-2538985

Stewarts Crossing, Inc.                            Delaware                  23-2547222

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
TB Proprietary Corp.                               Delaware                  23-2485790

TB Proprietary LP, Inc.                            Delaware                  23-3066217

Tenby Hunt, Inc.                                   Delaware                  23-2682947

The Silverman Building Companies, Inc.             Michigan                  38-3075345

Toll AZ GP Corp.                                   Delaware                  23-2815680

Toll Bros., Inc.                                   Pennsylvania              23-2417123

Toll Bros., Inc.                                   Delaware                  23-2600117

Toll Bros., Inc.                                   Texas                     23-2896374

Toll Bros. of Arizona, Inc.                        Arizona                   23-2906398

Toll Bros. of North Carolina, Inc.                 North Carolina            23-2777389

Toll Bros. of North Carolina II, Inc.              North Carolina            23-2990315

Toll Bros. of North Carolina III, Inc.             North Carolina            23-2993276

Toll Bros. of Tennessee, Inc.                      Delaware                  51-0385724

Toll Brothers Real Estate, Inc.                    Pennsylvania              23-2417116

Toll CA GP Corp.                                   California                23-2748091

Toll CO GP Corp.                                   Colorado                  23-2978190

Toll Corp.                                         Delaware                  23-2485860

Toll Finance Corp.                                 Delaware                  23-2978196

Toll FL GP Corp.                                   Florida                   23-2796288

Toll IL GP Corp.                                   Illinois                  23-2967049

Toll Land Corp. No. 6                              Pennsylvania              23-2417134

Toll Land Corp. No. 10                             Delaware                  23-2551776

Toll Land Corp. No. 20                             Delaware                  23-2551793

Toll Land Corp. No. 43                             Delaware                  23-2737488

Toll Land Corp. No. 45                             Delaware                  23-2737050

Toll Land Corp. No. 46                             Delaware                  23-2731483

Toll Land Corp. No. 47                             Delaware                  23-2737359

Toll Land Corp. No. 48                             Delaware                  23-2860557

Toll Land Corp. No. 49                             Delaware                  23-2860562

Toll Land Corp. No. 50                             Delaware                  23-2860513

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll Land Corp. No. 51                             Delaware                  23-2959185

Toll Land Corp. No. 52                             Delaware                  23-2966099

Toll Land Corp. No. 53                             Delaware                  23-2978200

Toll Land Corp. No. 55                             Delaware                  23-2978124

Toll Land Corp. No. 56                             Delaware                  23-2978119

Toll Land Corp. No. 58                             Delaware                  23-3097273

Toll Land Corp. No. 59                             Delaware                  23-3097278

Toll Land Corp. No. 60                             Delaware                  23-3097277

Toll Management AZ Corp.                           Delaware                  51-0385727

Toll Management VA Corp.                           Delaware                  51-0385725

Toll MI GP Corp.                                   Michigan                  23-2917543

Toll MN GP Corp.                                   Michigan                  20-0099987

Toll NH GP Corp.                                   New Hampshire             23-3048998

Toll NJ Builder Corp.                              New Jersey                74-3083211

Toll NJX-I Corp.                                   Delaware                  51-0413821

Toll NJX-II Corp.                                 Delaware                  51-0413826

Toll NJX III Corp.                                Delaware                  74-3083754

Toll NJX IV Corp.                                 Delaware                  74-3083774

Toll NV GP Corp.                                   Nevada                    23-2928710

Toll NC GP Corp.                                   North Carolina            23-2760759

Toll OH GP Corp.                                   Ohio                      23-2878722

Toll PA GP Corp.                                   Pennsylvania              23-2687561

Toll PA II GP Corp.                                Pennsylvania              03-0395069

Toll PA Builder Corp.                              Pennsylvania              87-0693313

Toll Peppertree, Inc.                              New York                  23-2709097

Toll Philmont Corporation                          Delaware                  23-2526635

Toll Realty Holdings Corp. I                       Delaware                  23-2954512

Toll Realty Holdings Corp. II                      Delaware                  23-2954511

Toll Realty Holdings Corp. III                     Delaware                  23-2954510

Toll RI GP Corp.                                   Rhode Island              23-3020194

Toll SC GP Corp.                                   South Carolina            23-3094328

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll TN GP Corp.                                   Tennessee                 23-2886926

Toll TX GP Corp.                                   Delaware                  23-2796291

Toll VA GP Corp.                                   Delaware                  23-2551790

Toll VA Member Two, Inc.                           Delaware                  51-0385726

Toll Wood Corporation                              Delaware                  23-2533529

Toll YL, Inc.                                      California                23-2898272

Valley Forge Conservation Holding GP Corp.         Pennsylvania              73-1636768

Warren Chase, Inc.                                 Delaware                  23-2518740

Windsor Development Corp.                          Pennsylvania              23-2432983

Afton Chase, L.P.                                  Pennsylvania              23-2760770

Audubon Ridge, L.P.                                Pennsylvania              23-2668976

Beaumont Chase, L.P.                               Pennsylvania              23-2910269

Belmont Land, L.P.                                 Virginia                  23-2810333

Bennington Hunt, L.P.                              New Jersey                23-2690596

Bernards Chase, L.P.                               New Jersey                23-2796287

Binks Estates Limited Partnership                  Florida                   23-2796300

The Bird Estate Limited Partnership                Massachusetts             23-2883360

Blue Bell Country Club, L.P.                       Pennsylvania              23-2668975

Branchburg Ridge, L.P.                             New Jersey                23-2918996

Brandywine River Estates, L.P.                     Pennsylvania              23-2838421

Brass Castle Estates, L.P.                         New Jersey                23-2921715

Brentwood Investments, L.P.                        Tennessee                 01-0616044

Bridle Estates, L.P.                               Pennsylvania              23-2855510

Broad Run Associates, L.P.                         Pennsylvania              23-2979479

Buckingham Woods, L.P.                             Pennsylvania              23-2689274

Bucks County Country Club, L.P.                    Pennsylvania              23-2878689

CC Estates Limited Partnership                     Massachusetts             23-2748927

Calabasas View, L.P.                               California                23-2785219

Charlestown Hills, L.P.                            New Jersey                23-2855658

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Cheltenham Estates Limited Partnership             Michigan                  23-2968590

Chesterbrooke Limited Partnership                  New Jersey                23-2485378

Cobblestones at Thornbury, L.P.                    Pennsylvania              23-2774674

Cold Spring Hunt, L.P.                             Pennsylvania              23-2702468

Coleman-Toll Limited Partnership                   Nevada                    23-2928708

Concord Chase, L.P.                                Pennsylvania              23-2897949

Cortlandt Chase, L.P.                              New York                  23-2928875

Delray Limited Partnership                         Florida                   23-2929049

Dolington Estates, L.P.                            Pennsylvania              23-2760781

Dominion Country Club, L.P.                        Virginia                  23-2984309

Eagle Farm Limited Partnership                     Massachusetts             23-2760777

Edmunds-Toll Limited Partnership                   Arizona                   23-2815685

The Estates at Brooke Manor Limited Partnership    Maryland                  23-2740412

Estates at Coronado Pointe, L.P.                   California                23-2796299

Estates at Princeton Junction, L.P.                New Jersey                23-2760779

Estates at Rivers Edge, L.P.                       New Jersey                23-2748080

Estates at San Juan Capistrano, L.P.               California                23-2796301

The Estates at Summit Chase, L.P.                  California                23-2748089

Fairfax Investment, L.P.                           Virginia                  23-2982190

Fairfax Station Hunt, L.P.                         Virginia                  23-2680894

Fair Lakes Chase, L.P.                             Virginia                  23-2955092

Fairway Mews Limited Partnership                   New Jersey                23-2621939

Farmwell Hunt, L.P.                                Virginia                  23-2822996

First Brandywine Partners, L.P.                    Delaware                  51-0385730

Franklin Oaks Limited Partnership                  Massachusetts             23-2838925

Freehold Chase, L.P.                               New Jersey                23-2743988

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Great Falls Hunt, L.P.                             Virginia                  23-2719371

Great Falls Woods, L.P.                            Virginia                  23-2963544

Greens at Waynesborough, L.P.                      Pennsylvania              23-2740013

Greenwich Chase, L.P.                              New Jersey                23-2709793

Greenwich Station, L.P.                            New Jersey                23-2816336

Hockessin Chase, L.P.                              Delaware                  23-2944970

Holland Ridge, L.P.                                New Jersey                23-2785227

Holliston Hunt Limited Partnership                 Massachusetts             23-2922701

Hopewell Hunt, L.P.                                New Jersey                23-2838289

Huckins Farm Limited Partnership                   Massachusetts             23-2740411

Hunter Mill, L.P.                                  Virginia                  23-2711430

Hunterdon Chase, L.P.                              New Jersey                23-2774673

Hunterdon Ridge, L.P.                              New Jersey                23-2944965

Huntington Estates Limited Partnership             Connecticut               23-2855662

Hurley Ridge Limited Partnership                   Maryland                  23-2954935

Kensington Woods Limited Partnership               Massachusetts             23-2701194

Knolls of Birmingham, L.P.                         Pennsylvania              23-2855656

Lakeridge, L.P.                                    Pennsylvania              23-2740012

Lakeway Hills Properties, L.P.                     Texas                     23-2838579

Laurel Creek, L.P.                                 New Jersey                23-2796297

Loudoun Valley Associates, L.P.                    Virginia                  23-3025878

Mallard Lakes, L.P.                                Texas                     23-2796298

Manalapan Hunt, L.P.                               New Jersey                23-2806323

Marshallton Chase, L.P.                            Pennsylvania              23-2855525

Mill Road Estates, L.P.                            Pennsylvania              23-2774670

Montgomery Chase, L.P.                             New Jersey                23-2745356

Montgomery Oaks, L.P.                              New Jersey                23-2796292

Moorestown Hunt, L.P.                              New Jersey                23-2810335

Mount Kisco Chase, L.P.                            New York                  23-2796641

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
NC Country Club Estates Limited Partnership        North Carolina            23-2917299

Newport Ridge Limited Partnership                  Michigan                  38-3413877

Newtown Chase Limited Partnership                  Connecticut               23-2818660

Northampton Crest, L.P.                            Pennsylvania              23-2944980

Northampton Preserve, L.P.                         Pennsylvania              23-2901212

Patriots, L.P.                                     New Jersey                23-2941041

The Preserve at Annapolis Limited Partnership      Maryland                  23-2838510

The Preserve at Boca Raton Limited Partnership     Florida                   23-2810339

Preston Village Limited Partnership                North Carolina            23-2806570

Princeton Hunt, L.P.                               New Jersey                23-2747998

Providence Hunt, L.P.                              Pennsylvania              23-2680892

Providence Plantation Limited Partnership          North Carolina            23-2855661

Regency at Dominion Valley, L.P.                   Virginia                  45-0497498

River Crossing, L.P.                               Pennsylvania              23-2855516

Rolling Greens, L.P.                               New Jersey                23-2855583

Rose Hollow Crossing Associates                    Pennsylvania              23-2253629

Seaside Estates Limited Partnership                Florida                   23-2870057

Shrewsbury Hunt Limited Partnership                Massachusetts             23-2912930

Silverman-Toll Limited Partnership                 Michigan                  23-2986323

Somers Chase, L.P.                                 New York                  23-2855511

Somerset Development Limited Partnership           North Carolina            23-2785223

South Riding, L.P.                                 Virginia                  23-2994369

South Riding Partners, L.P.                        Virginia                  23-2861890

Southlake Woods, L.P.                              Texas                     23-2869081

Southport Landing Limited Partnership              Connecticut               23-2784609

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Springton Pointe, L.P.                             Pennsylvania              23-2810340

Stone Mill Estates, L.P.                           Pennsylvania              23-3013974

Stoney Ford Estates, L.P.                          Pennsylvania              23-2882087

Swedesford Chase, L.P.                             Pennsylvania              23-2939504

TBI/Heron Bay Limited Partnership                  Florida                   23-2928874

TBI/Naples Limited Partnership                     Florida                   23-2883354

TBI/Palm Beach Limited Partnership                 Florida                   23-2891601

TB Proprietary, L.P.                               Delaware                  23-3070158

Thornbury Knoll, L.P.                              Pennsylvania              23-2668410

Timber Ridge Investment Limited Partnership        Michigan                  38-3413876

Toll at Brier Creek Limited Partnership            North Carolina            23-2954264

Toll at Daventry Park, L.P.                        Ohio                      23-2897947

Toll at Payne Ranch, L.P.                          California                23-2833118

Toll at Princeton Walk, L.P.                       New Jersey                23-2879954

Toll at Westlake, L.P.                             New Jersey                23-2963549

Toll at Whippoorwill, L.P.                         New York                  23-2888554

Toll Bros. of Tennessee, L.P.                      Tennessee                 51-0386723

Toll Brothers Maryland II Limited Partnership      Maryland                  23-3027594

Toll CA, L.P.                                      California                23-2963547

Toll CA II, L.P.                                   California                23-2838417

Toll CA III, L.P.                                  California                23-3031827

Toll CA IV, L.P.                                   California                23-3029688

Toll CA V, L.P.                                    California                23-3091624

Toll CA VI, L.P.                                   California                23-3091657

Toll CO, L.P.                                      Colorado                  23-2978294

Toll Costa, L.P.                                   California                81-0602065

Toll CT Limited Partnership                        Connecticut               23-2963551

Toll CT II Limited Partnership                     Connecticut               23-3041974

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll CT Westport Limited Partnership               Connecticut               23-3048964

Toll-Dublin, L.P.                                  California                23-3070669

Toll Estero Limited Partnership                    Florida                   72-1539292

Toll FL Limited Partnership                        Florida                   23-3007073

Toll FL II Limited Partnership                     Florida                   73-1657686

Toll FL III Limited Partnership                    Florida                   20-0135814

Toll Ft. Myers Limited Partnership                 Florida                   82-0559443

Toll Grove LP                                      New Jersey                20-0215496

Toll IL, L.P.                                      Illinois                  23-2963552

Toll IL II, L.P.                                   Illinois                  23-3041962

Toll IL III, L.P.                                  Illinois                  03-0382404

Toll IL HWCC, L.P.                                 Illinois                  75-2985312

Toll Land Limited Partnership                      Connecticut               23-2709099

Toll Land IV Limited Partnership                   New Jersey                23-2737490

Toll Land V Limited Partnership                    New York                  23-2796637

Toll Land VI Limited Partnership                   New York                  23-2796640

Toll Land VII Limited Partnership                  New York                  23-2775308

Toll Land IX Limited Partnership                   Virginia                  23-2939502

Toll Land X Limited Partnership                    Virginia                  23-2774670

Toll Land XI Limited Partnership                   New Jersey                23-2796302

Toll Land XIII Limited Partnership                 New York                  23-2796304

Toll Land XIV Limited Partnership                  New York                  23-2796295

Toll Land XV Limited Partnership                   Virginia                  23-2810342

Toll Land XVI Limited Partnership                  New Jersey                23-2810344

Toll Land XVII Limited Partnership                 Connecticut               23-2815064

Toll Land XVIII Limited Partnership                Connecticut               23-2833240

Toll Land XIX Limited Partnership                  California                23-2833171

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll Land XX Limited Partnership                   California                23-2838991

Toll Land XXI Limited Partnership                  Virginia                  23-2865738

Toll Land XXII Limited Partnership                 California                23-2879949

Toll Land XXIII Limited Partnership                California                23-2879946

Toll Land XXV Limited Partnership                  New Jersey                23-2867694

Toll Land XXVI Limited Partnership                 Ohio                      23-2880687

Toll Marshall LP                                   New Jersey                20-0215536

Toll MD Limited Partnership                        Maryland                  23-2963546

Toll MD II Limited Partnership                     Maryland                  23-2978195

Toll MD III Limited Partnership                    Maryland                  23-3044366

Toll MD IV Limited Partnership                     Maryland                  71-0890813

Toll MD V Limited Partnership                      Maryland                  81-0610742

Toll MI Limited Partnership                        Michigan                  23-2999200

Toll MI II Limited Partnership                     Michigan                  23-3015611

Toll MI III Limited Partnership                    Michigan                  23-3097778

Toll MN, L.P.                                      Michigan                  20-0099987

Toll Naples Limited Partnership                    Florida                   73-1657686

Toll Naval Associates                              Pennsylvania              23-2454576

Toll NH Limited Partnership                        New Hampshire             23-3048999

Toll NJ, L.P.                                      New Jersey                23-2963550

Toll NJ II, L.P.                                   New Jersey                23-2991953

Toll NJ III, L.P.                                  New Jersey                23-2993263

Toll NJ IV, L.P.                                   New Jersey                23-3038827

Toll NJ V, L.P.                                    New Jersey                23-3091620

Toll NJ VI, L.P.                                   New Jersey                23-3098583

Toll NJ Builder I, L.P.                            New Jersey                41-2089798

Toll Northville Limited Partnership                Michigan                  23-2918130

Toll Northville Golf Limited Partnership           Michigan                  23-2918224

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Toll NV Limited Partnership                        Nevada                    23-3010602

Toll PA, L.P.                                      Pennsylvania              23-2879956

Toll PA II, L.P.                                   Pennsylvania              23-3063349

Toll PA III, L.P.                                  Pennsylvania              23-3097666

Toll PA IV, L.P.                                   Pennsylvania              23-3097672

Toll PA V, L.P.                                    Pennsylvania              03-0395087

Toll PA VI, L.P.                                   Pennsylvania              47-0858909

Toll PA VII, L.P.                                  Pennsylvania              68-0533037

Toll Peppertree, L.P.                              New York                  23-2707709

Toll Reston Associates, L.P.                       Delaware                  23-3016263

Toll RI, L.P.                                      Rhode Island              23-3020191

Toll RI II, L.P.                                   Rhode Island              27-0043852

Toll SC, L.P.                                      South Carolina            23-3094632

Toll SC II, L.P.                                   South Carolina            82-0574725

Toll TX, L.P.                                      Texas                     23-2984310

Toll TX II, L.P.                                   Texas                     23-3090949

Toll VA, L.P.                                      Virginia                  23-2952674

Toll VA II, L.P.                                   Virginia                  23-3001131

Toll VA IV, L.P.                                   Virginia                  75-2972033

Toll VA V, L.P.                                    Virginia                  47-0887401

Toll Venice Limited Partnership                    Florida                   71-0902794

Toll YL, L.P.                                      California                23-3016250

Toll YL II, L.P.                                   California                80-0014182

Trumbull Hunt Limited Partnership                  Connecticut               23-2855529

Uwchlan Woods, L.P.                                Pennsylvania              23-2838958

Valley Forge Conservation Holding, L.P.            Pennsylvania              42-1537902

Valley Forge Woods, L.P.                           Pennsylvania              23-2699971

Valley View Estates Limited Partnership            Massachusetts             23-2760768

Village Partners, L.P.                             Pennsylvania              81-0594073

Waldon Preserve Limited Partnership                Michigan                  38-3312737

Warwick Greene, L.P.                               Pennsylvania              23-2968960

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Warwick Woods, L.P.                                Pennsylvania              23-2838950

Washington Greene Development, L.P.                New Jersey                23-2815640

West Amwell Limited Partnership                    New Jersey                23-2570825

Whiteland Woods, L.P.                              Pennsylvania              23-2833125

Wichita Chase, L.P.                                Texas                     23-2855660

Willowdale Crossing, L.P.                          Pennsylvania              23-2879951

Wilson Concord, L.P.                               Tennessee                 23-2887824

The Woods at Highland Lakes, L.P.                  Ohio                      23-2948699

The Woods at Long Valley, L.P.                     New Jersey                23-2889640

Wrightstown Hunt, L.P.                             Pennsylvania              23-2838487

Yardley Estates, L.P.                              Pennsylvania              23-2691658

60 Industrial Parkway Cheektowaga, LLC             Maryland                  23-2796640**

2301 Fallston Road LLC                             Maryland                  23-2963546**

Belmont Country Club I LLC                         Virginia                  23-2810333**

Belmont Country Club II LLC                        Virginia                  23-2810333**

Big Branch Overlook L.L.C.                         Maryland                  23-2978195**

Brier Creek Country Club I LLC                     North Carolina            23-2954264**

Brier Creek Country Club II LLC                    North Carolina            23-2954264**

C.B.A.Z. Construction Company LLC                  Arizona                   51-0385729**

C.B.A.Z, Holding Company LLC                       Delaware                  51-0385729

Creeks Farm L.L.C.                                 Maryland                  23-2978195**

Dominion Valley Country Club I LLC                 Virginia                  23-2984309**

Dominion Valley Country Club II LLC                Virginia                  23-2984309**

ELB Investments I LLC                              Illinois                  23-2963552**


--------
** Uses Employer Identification Number used by its sole member.

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
ELB Investments II LLC                             Illinois                  23-2963552**

FC Investments I LLC                               Massachusetts             23-2838925**

FC Investments II LLC                              Massachusetts             23-2838925**

Feys Property LLC                                  Maryland                  23-2978195**

First Brandywine LLC I                             Delaware                  23-2485787**

First Brandywine LLC II                            Delaware                  23-2485787**

First Brandywine LLC III                           Delaware                  61-1443340**

First Brandywine LLC IV                            Delaware                  61-1443340**

Frenchman's Reserve Realty, LLC                    Florida                   23-2417123**

Golf I Country Club Estates at Moorpark LLC        California                23-2963547**

Golf II Country Club Estates at Moorpark LLC       California                23-2963547**

High Point at Hopewell, LLC                        New Jersey                23-3098583**

Hunts Bluff LLC                                    Maryland                  23-2978195**

Long Meadows TBI, LLC                              Maryland                  23-3044366**

Mizner Realty, L.L.C.                              Florida                   23-2417123**

Mountain View Country Club I LLC                   California                23-3091624**

Mountain View Country Club II LLC                  California                23-3091624**

Naples Lakes Country Club, L.L.C.                  Florida                   23-2883354**

Naples TBI Realty, LLC                             Florida                   23-2417123**

Northville Hills Golf Club LLC                     Michigan                  23-2918224**

Nosan & Silverman Homes LLC                        Michigan                  38-3208312

Palm Cove Golf & Yacht Club I LLC                  Florida                   23-3007073**

Palm Cove Golf & Yacht Club II LLC                 Florida                   23-3007073**


--------
** Uses Employer Identification Number used by its sole member.

                                                 State or Other
                                                 Jurisdiction of           I.R.S. Employer
Exact name of Registrant as Specified          Incorporation or of         Identification
           in Its Charter                        Organization                  Number
Palm Cove Marina I LLC                             Florida                   23-3007073**

Palm Cove Marina II LLC                            Florida                   23-3007073**

Regency at Denville LLC                            New Jersey                23-2810344**

Regency at Dominion Valley LLC                     Virginia                  23-2984309**

The Regency Golf Club I LLC                        Virginia                  23-2984309**

The Regency Golf Club II LLC                       Virginia                  23-2984309**

RiverCrest Sewer Company, LLC                      Pennsylvania              23-3097672**

Sapling Ridge, LLC                                 Maryland                  23-2978195**

South Riding Realty LLC                            Virginia                  23-2861890**

SR Amberlea LLC                                    Virginia                  23-2861890**

Stoney Kill LLC                                    New York                  23-2796640**

Toll Brothers Realty Michigan II LLC               Michigan                  23-2417123**

Toll Cedar Hunt LLC                                Virginia                  23-2994369**

Toll DE X, LLC                                                               23-3098760

Toll-Dublin, LLC                                   California                23-3070669**

Toll Equipment, L.L.C.                             Delaware                  23-2417123**

Toll Glastonbury LLC                               Connecticut               23-3041974**

Toll NJ I, L.L.C.                                  New Jersey                23-3091620**

Toll NJ II, L.L.C.                                 New Jersey                23-3091620**

Toll Realty L.L.C.                                 Florida                   23-2417123**

Toll Reston Associates, L.L.C.                     Delaware                  23-2551790**

Toll VA L.L.C                                      Delaware                  51-0385728

Toll VA III L.L.C.                                 Virginia                  23-2417123**

Toll Van Wyck LLC                                  New York                  23-2796637**

Virginia Construction Co. I, LLC                   Virginia                  23-2417123**

Virginia Construction Co. II, LLC                  Virginia                  23-2417123**

--------
** Uses Employer Identification Number used by its sole member.